UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2022

HOMOLOGY MEDICINES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38433	47-3468154
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Patriots Park Bedford, MA	01730
(Address of principal executive offices)	(Zip Code)

(781) 301-7277

(Registrant’s telephone number, include area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FIXX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 10, 2022, in connection with the Transaction (as defined in Item 2.01 below), Homology Medicines, Inc. (“Homology”) entered into (i) a Contribution Agreement, (ii) an Amended and Restated Limited Liability Company Agreement (the “Newco Operating Agreement”), (iii) a Manufacturing and Supply Agreement, (iv) an Assignment and Assumption Agreement, and (v) a Sublease Agreement (collectively, the “Closing Agreements”). The material terms of the Closing Agreements are described in Item 1.01 of the Current Report on Form 8-K filed by Homology on February 3, 2022 (the “Signing 8-K”), and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 10, 2022, Homology closed the previously announced transaction with Oxford Biomedica Solutions LLC (f/k/a Roadrunner Solutions LLC) (“Newco”), Oxford Biomedica (US), Inc. (“OXB”) and Oxford Biomedica plc (“OXB Parent” and, collectively with OXB, “Oxford”), pursuant to the Equity Securities Purchase Agreement (the “Purchase Agreement”), dated as of January 28, 2022, by and among Homology, Newco and Oxford, whereby, among other things, Homology and Oxford agreed to collaborate to operate Newco, which will provide adeno-associated virus (“AAV”) vector process development and manufacturing to pharmaceutical and biotechnology companies (the “Transaction”).

Immediately prior to the closing of the Transaction (the “Closing”), Homology and Newco entered into a Contribution Agreement (as previously disclosed in the Signing 8-K), pursuant to which Homology assigned and transferred to Newco all of Homology’s assets that are primarily used in the manufacturing of AAV vectors for use in gene therapy or gene editing products, but excluding certain assets related to manufacturing or testing of Homology’s proprietary AAV vectors (collectively, the “Transferred Assets”), in exchange for 175,000 common equity units in Newco (“Units”) and Newco assumed from Homology, and agreed to pay, perform and discharge when due, all of Homology’s duties, obligations, liabilities, interests and commitments of any kind under, arising out of or relating to the Transferred Assets.

Effective as of the Closing, Homology sold to OXB, and OXB purchased from Homology, 130,000 Units (the “Transferred Units”) in exchange for $130.0 million. In connection with the Closing, OXB contributed $50.0 million in cash to Newco in exchange for an additional 50,000 Units. Immediately following the Closing, (i) OXB owned 180,000 Units, representing 80 percent (80%) of the fully diluted equity interests in Newco, and (ii) Homology owned 45,000 Units, representing 20 percent (20%) of the fully diluted equity interests in Newco. Pursuant to the Newco Operating Agreement, at any time following the three-year anniversary of the Closing, Homology will have an option to require OXB to purchase from Homology, and OXB will have an option to require Homology to sell to OXB, in each case all of Homology’s equity ownership interest in Newco at a price equal to 5.5 times the revenue for the immediately preceding 12-month period, subject to a specified maximum amount.

The disposition of the Transferred Assets and the Transferred Units constituted a disposition of a significant amount of assets for the purposes of Item 2.01 of Form 8-K. Accordingly, the pro forma financial information required by Item 9.01 is included as Exhibit 99.1 to this Current Report on Form 8-K.

Homology intends to file copies of the Purchase Agreement and the Closing Agreements, in certain cases with confidential portions redacted, with Homology’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Forward-Looking Statements Disclaimer

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation, statements regarding the collaboration between Homology and Oxford and the operation of Newco. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: we may not realize the anticipated benefits of the collaboration with Oxford; the impact of the COVID-19 pandemic on our business and operations, including our preclinical studies and clinical trials, and on general economic conditions; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process; our product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties, including for the manufacture of materials for our research programs, preclinical and clinical studies; failure to obtain U.S. or international marketing approval; ongoing regulatory obligations; effects of significant competition; unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; product liability lawsuits; failure to attract, retain and motivate qualified personnel; the possibility of system failures or security breaches; risks relating to intellectual property and significant costs as a result of operating as a public company. These and other important factors discussed under the caption “Risk Factors” in Homology’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 and our other filings with the Securities and Exchange Commission could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following financial information is included as Exhibit 99.1 to this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2021.

•	Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2020 and the nine months ended September 30, 2021.

(d) Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2021 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2020 and the nine months ended September 30, 2021

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMOLOGY MEDICINES, INC.

Date: March 16, 2022	By:	/s/ W. Bradford Smith
W. Bradford Smith
Chief Financial and Business Officer and Treasurer